Federated Institutional Prime 60 Day Fund
A Portfolio of Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER FIIXX)
SERVICE SHARES (TICKER FPSXX)
PREMIER SHARES (TICKER FMTXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2017
On July 20, 2018, the Board of Trustees (the “Board”) of Money Market Obligations Trust approved a Plan of Liquidation for Federated Institutional Prime 60 Day Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about September 21, 2018 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.
Accordingly, the Fund will need to position its portfolio for liquidation, which may cause the Fund to deviate from its stated investment objective and strategies. It is anticipated that the Fund's portfolio will be converted to cash prior to the Liquidation Date. Effective as of the close of business on July 24, 2018, the Fund's Service Shares and Institutional Shares will be closed to investments by new or existing shareholders. Also effective as of the close of business on July 24, 2018, the Fund's Premier Shares will be closed to investments by new investors. Effective as of the close of business on September 18, 2018, the Fund's Premier Shares will be closed to investments by existing shareholders. Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Plan of Liquidation.
Dividends will continue to be declared daily up to the Liquidation Date, and final dividends will be paid with the liquidation proceeds. Any income or capital gains distributed to shareholders prior to the Liquidation Date will be subject to taxation. In addition, the Liquidation of the Fund will be a tax recognition event. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
At any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus. Exchanges between the Fund and another Federated fund are not permitted.
July 20, 2018

Federated Institutional Prime 60 Day Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454394 (7/18)
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